UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2011






[LOGO OF USAA]
    USAA(R)

                                       [GRAPHIC OF USAA BALANCED STRATEGY FUND]

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       ANNUAL REPORT
       USAA BALANCED STRATEGY FUND
       MAY 31, 2011

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PRESIDENT'S MESSAGE

"ALTHOUGH STOCK VALUATIONS INCREASED
OVER THE COURSE OF THE REPORTING PERIOD,           [PHOTO OF DANIEL S. McNAMARA]
I BELIEVE THAT AS OF THIS WRITING SAVVY
INVESTORS COULD STILL FIND ATTRACTIVE
OPPORTUNITIES"
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JUNE 2011

Market sentiment fluctuated during the fiscal year as investors responded to geopolitical turmoil, shifting monetary policy, higher energy and commodities prices, and concern about the strength and sustainability of the economic recovery.

At the beginning of the period, investors were expecting the Federal Reserve (the Fed) to reverse its monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs). Some believed that by doing so, the Fed would compound the nation's economic problems. Perhaps to ease these fears, Fed chairman Ben Bernanke strongly hinted in a speech in late August 2010 about a new round of quantitative easing (QE2). As investors speculated about the size and scope of QE2, the prices of U.S. Treasury securities -- which the Fed was widely expected to buy -- declined and higher risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied. The rally continued through the November mid-term elections.

After the elections, the Fed announced the details of QE2: the purchase of up to $600 billion in long-term Treasuries. In response, and contrary to what one might expect, Treasury prices fell (and yields climbed) as investors continued reallocating their portfolios into higher-risk assets. The preference for higher-risk securities was also supported by better-than-expected corporate earnings. U.S. corporate profits grew by almost 8% in the fourth quarter 2010 and by more than 5% in the first quarter of 2011. Although stock valuations increased over the course of the reporting period, I believe that as of this writing savvy investors could still find attractive opportunities.

In April 2011, a major credit rating agency put U.S. government debt on its watch list. Counter-intuitively, Treasury prices rallied (and yields declined) while legislators debated the nation's fiscal challenges. Treasury prices continued to rise as the Fed started winding down the QE2 program (the program ended on June 30, 2011) and yields ended the reporting period lower than they began. What explains the Treasury market's atypical performance during the fiscal year? In my opinion, investors have used the Fed's exceptional clarity on its interest rate policy to make decisions about how much risk to take.

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

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Meanwhile, unemployment remained high. Although the employment picture improved somewhat, progress was painfully slow. The housing market also weakened. Without the stimulating effects of the first-time homebuyers credit and amid renewed foreclosure filings by mortgage lenders, home prices softened in many markets.

Overhanging the fiscal year was a never-ending stream of bad news from European peripheral nations. Indeed, the health of the entire global financial system has been stressed by the European Union's (EU) fiscal challenges. Despite loan packages from the EU and the International Monetary Fund, some European countries continue to struggle with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. At the same time, many emerging markets nations are trying to deal with sharply higher prices for all kinds of commodities, including food, and have sought to dampen inflationary pressures by tightening their monetary policies. Commodities prices increased significantly during the reporting period. Gold, for example, reached a new high (intraday on May 2, 2011) of $1,577.57 an ounce.

In Japan, the aftermath of the earthquake and tsunami, the dreadful toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal. Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are connected to the unfolding events in the Middle East and the Fed's QE2 program. As such, they are an unexpected and unwelcome tax on American consumers, who will have less money to spend on other things.

From all of us at USAA, thank you for the opportunity to serve your investment needs. We will continue to monitor events around the world and stay abreast of issues that could potentially affect your investments with us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

As interest rates rise, existing bond prices fall.

All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

Past performance is no guarantee of future results.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          8

FINANCIAL INFORMATION

   Distributions to Shareholders                                             13

   Report of Independent Registered Public Accounting Firm                   14

   Portfolio of Investments                                                  15

   Notes to Portfolio of Investments                                         38

   Financial Statements                                                      43

   Notes to Financial Statements                                             46

EXPENSE EXAMPLE                                                              65

ADVISORY AGREEMENTS                                                          67

TRUSTEES' AND OFFICERS' INFORMATION                                          75

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

HIGH TOTAL RETURN, WITH REDUCED RISK OVER TIME, THROUGH AN ASSET ALLOCATION STRATEGY THAT SEEKS A COMBINATION OF LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time, including an equity hedging strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company*    Credit Suisse Securities (USA) LLC (CSSU)
                                       Volaris Volatility Management Group*
  ARNOLD J. ESPE, CFA
  Bonds and Money Market Instruments     YIRONG LI, CFA
                                         DEFINA MALUKI, CFA
  JOHN P. TOOHEY, CFA                    Option-based Risk Management
  WASIF A. LATIF                         Strategy
  Stocks
  Option-based Risk Management Strategy

QS Investors, LLC

    ROBERT WANG
    RUSSELL SHTERN, CFA

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o   HOW DID THE USAA BALANCED STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the 12-month reporting period ended May 31, 2011, the Fund had a total return of 20.21%. This compares to returns of 18.57% for the Lipper Mixed-Asset Target Allocation Moderate Funds Index, 27.04% for the Russell 3000 Index, and 5.84% for the Barclays Capital U.S. Aggregate Bond Index.

    USAA Investment Management Company (IMCO) serves as the Fund's overall adviser and manages certain portions of the Fund, including the U.S. bond portion. QS Investors (QS) manages the U.S. stock portion of

    Refer to page 10 for benchmark definitions.

    Past performance is no guarantee of future results.

    *Effective January 31, 2011, Credit Suisse Securities (USA) LLC (CSSU)
     Volaris Volatility Management Group no longer is a co-manager of the Fund and was replaced by USAA Investment Management Company.

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2  | USAA BALANCED STRATEGY FUND
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    the Fund using a quantitative approach to active stock selection. Credit
    Suisse Securities (USA) LLC (CSSU) Volaris Volatility Management Group (Volaris Group) was responsible for managing the Fund's hedging strategy. This strategy involves the use of options on stock indices or exchange-traded funds (ETFs) in an effort to reduce the Fund's volatility. This strategy is also referred to as the "equity hedging strategy." The equity hedging strategy is now managed by IMCO.

o   HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD?

    The past year was characterized by a very favorable environment for the world financial markets. Although both stocks and bonds were affected periodically by major global events such as the debt crisis in Europe, the turmoil in the Middle East, and the earthquake in Japan, investor sentiment generally remained very strong throughout the period. The markets' robust performance stemmed from three key factors: improving global growth, the highly accommodative policies of the world's central banks, and the surprising strength in corporate earnings.

    The result was outstanding performance for the major equity indices. In the United States, the 25.95% return of the large-cap S&P 500 Index was surpassed by the even more impressive 29.75% gain of the small-cap Russell 2000 Index. Overseas, the developed-market MSCI EAFE Index rose 30.41%, while the MSCI Emerging Markets Index climbed 30.18%. In the bond market, the 5.84% gain of the Barclays US Aggregate Bond Index was fueled by the Federal Reserve's (The Fed) near-zero interest rate policy and the favorable performance of the non-Treasury "spread sectors."

    As interest rates rise, existing bond prices fall. o Exchange Traded Funds
    (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

    The largest contribution to the Fund's performance came from the fixed-income portfolio. The Fund's fixed-income segment generated a return of 18.81% and soundly beat the 7.86% return of the Lipper Investment Grade Intermediate Debt Funds Index.

    The primary reason for the substantial outperformance of the bond portfolio was its overweight position in two areas: corporate bonds -- particularly those in the financial sector -- and commercial mortgage backed securities, or CMBS. Both market segments performed well during the past year, and the Fund's holdings, in particular, were boosted by their substantial yield advantage relative to the bond market as a whole.

    Even though our bond portfolio has outpaced the peer group in the past two-plus years, we are by no means standing pat. In fact, we are actively working to protect our recent gains and position the portfolio for the shifting environment. First, we continue to rotate out of bonds that are trading at a fair value and into those that offer the combination of attractive yields and sound fundamentals -- an approach that should provide a cushion in the event of a market downturn. Second, we are maintaining extensive portfolio diversification, both among asset classes and individual securities. And third, we are striving to guard the Fund against potentially adverse developments such as higher interest rates (by adding more floating rate securities) and rising Treasury yields (by establishing a duration, or interest rate sensitivity, below that of the broader market).

    We believe these shifts, along with our preference for higher-yielding securities in the corporate and CMBS areas, should help our portfolio hold up well even if the broader market environment becomes more challenging.

    Past performance is no guarantee of future results. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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4  | USAA BALANCED STRATEGY FUND

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o   HOW WOULD YOU CHARACTERIZE THE PERFORMANCE OF THE FUND'S UNDERLYING
    MANAGERS ON THE EQUITY SIDE?

    Consistent with the positive environment for the global stock markets, the Fund's equity manager, QS Investors, delivered a positive absolute return. The QS portfolio underperformed the broader market, however, which offset some of the substantial outperformance in the bond portion of the portfolio.

o   WHAT WAS THE IMPACT OF THE FUND'S HEDGING STRATEGY?

    Our hedging strategy seeks to protect the portfolio against large, unexpected market declines through the use of options on stock indices or exchange-traded funds (ETFs). As a result, the strategy typically dampens performance when stocks perform as well as they did during the past year. Nevertheless, we believe it is prudent to maintain this approach in order to mitigate volatility and hedge the risk of a significant stock market correction.

o   HOW ARE THE FUND'S ASSETS ALLOCATED, AND WHY?

    Our allocation strategy remained fairly consistent throughout the course of the year. In the equity portion of the Fund, the continued problems with European government finances prompted us to favor U.S. equities over non-U.S. developed market equities. The European banking system is more highly leveraged than the U.S. banking system, and it holds significant amounts of sovereign debt issued by the economically-weak and highly-indebted eurozone countries. With this as the backdrop, we opted for a lighter weighting in the non-U.S. developed market equities -- which we have established through a position in the iShares MSCI EAFE Index ETF -- even though their valuations are more attractive than those of the United States.

    Within the U.S. market, we continued to favor large-cap stocks over small-cap stocks. We believe large-cap stocks have healthier balance

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    sheets, higher exposure to the faster growth of non-domestic markets, and more attractive valuations than their small-cap stock counterparts.

    We maintained a positive view on the emerging markets, which are in better financial shape and have stronger growth prospects than their developed market peers. We added to the Fund's emerging market position -- which is invested in the Vanguard MSCI Emerging Markets ETF -- during the annual period, a move that we funded by reducing our weighting in U.S. equities. We will look for continued opportunities to add to the Fund's emerging market position in the months and years ahead.

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

    We retain an optimistic view, but we are growing more cautious. While this caution has not yet been reflected in any major changes to the Fund's allocation, we are carefully watching economic developments to assess if any shifts are appropriate.

    Our caution is based on the mixed picture we see in the economic outlook. On one hand, corporate earnings are strong, and certain areas of the economy -- such as manufacturing, personal consumption, and consumer credit -- remain healthy. At the same time, however, housing market weakness, rising energy costs, the evolving sovereign debt crisis in Europe, and budget cutbacks at the state and local government levels all remain important reasons for caution. In addition, we will need to see how the economy reacts to the imminent end of the Fed's quantitative easing policy. Stock market valuations are no longer cheap, so the margin for error is smaller than it has been during the bull run of the past two years.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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6  | USAA BALANCED STRATEGY FUND

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    With this as the backdrop, economic developments will be critical in our assessment of whether it is appropriate to add or reduce risk in the portfolio. We will not be fully confident that growth is on a self-sustaining path until we see a meaningful decrease in unemployment, rising bank lending to the private sector, and corporate earnings growth that is fueled by top-line revenue increases and not just cost-cutting. Developments in these areas will be our guide in the months ahead.

o   DO YOU HAVE ANY CLOSING THOUGHTS?

    While it is easy for investors to become complacent following a period of strong market performance, this is in fact the time when investors need to become more vigilant. While we maintain a cautiously positive view on the underpinnings of the global financial markets, we will be watching closely to see how the various risk factors evolve as we move through 2011. In this potentially challenging environment, we believe our investors will be well served by the Fund's steady approach and extensive portfolio diversification.

    Diversification does not guarantee a profit or prevent a loss.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                           5/31/11                    5/31/10
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
Net Assets                             $785.0 Million             $592.1 Million
Net Asset Value Per Share                 $14.29                     $12.26

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/11
--------------------------------------------------------------------------------
     1 Year                                  5 Years                    10 Years
     20.21%                                   4.60%                       4.29%

--------------------------------------------------------------------------------
                                        EXPENSE RATIO*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     1.43%                  AFTER REIMBURSEMENT    1.05%
               (Includes acquired fund fees and expenses of .05%)

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH OCTOBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.00% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE REQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA BALANCED STRATEGY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              BARCLAYS CAPITAL U.S.      LIPPER BALANCED       USAA BALANCED       RUSSELL 3000
              AGGREGATE BOND INDEX         FUNDS INDEX         STRATEGY FUND          INDEX
05/31/01          $10,000.00              $10,000.00            $10,000.00          $10,000.00
06/30/01           10,037.78                9,846.78              9,908.83            9,815.61
07/31/01           10,262.20                9,839.65             10,047.65            9,653.84
08/31/01           10,379.72                9,559.63              9,842.73            9,083.91
09/30/01           10,500.67                9,100.23              9,216.12            8,282.49
10/31/01           10,720.40                9,252.53              9,402.30            8,475.19
11/30/01           10,572.60                9,620.91              9,960.86            9,127.97
12/31/01           10,505.46                9,690.29             10,077.90            9,256.63
01/31/02           10,590.50                9,605.30              9,986.92            9,140.55
02/28/02           10,693.13                9,540.03              9,797.96            8,953.64
03/31/02           10,515.24                9,748.63             10,078.18            9,346.21
04/30/02           10,719.16                9,514.68              9,916.31            8,855.87
05/31/02           10,810.23                9,510.24              9,993.72            8,753.27
06/30/02           10,903.71                9,104.53              9,431.13            8,123.17
07/31/02           11,035.28                8,637.89              8,970.55            7,477.35
08/31/02           11,221.60                8,726.51              9,062.67            7,512.67
09/30/02           11,403.34                8,205.51              8,657.94            6,723.31
10/31/02           11,351.40                8,547.54              8,942.97            7,258.67
11/30/02           11,348.38                8,894.30              9,334.90            7,697.90
12/31/02           11,582.79                8,654.56              9,059.48            7,262.70
01/31/03           11,592.68                8,524.91              8,892.79            7,084.99
02/28/03           11,753.08                8,460.98              8,856.55            6,968.42
03/31/03           11,744.02                8,495.51              8,885.01            7,041.70
04/30/03           11,840.93                8,955.25              9,314.70            7,616.71
05/31/03           12,061.70                9,351.33              9,722.53            8,076.49
06/30/03           12,037.76                9,422.24              9,834.38            8,185.48
07/31/03           11,633.06                9,444.08              9,885.60            8,373.26
08/31/03           11,710.30                9,603.51             10,024.63            8,558.81
09/30/03           12,020.28                9,615.70             10,019.59            8,465.89
10/31/03           11,908.17                9,932.94             10,408.91            8,978.24
11/30/03           11,936.69               10,020.88             10,519.10            9,101.90
12/31/03           12,058.17               10,379.94             10,815.84            9,518.23
01/31/04           12,155.18               10,534.93             10,933.81            9,716.78
02/29/04           12,286.75               10,678.52             11,081.26            9,847.69
03/31/04           12,378.76               10,627.58             10,997.37            9,730.79
04/30/04           12,056.71               10,404.23             10,797.69            9,529.59
05/31/04           12,008.41               10,450.17             10,871.64            9,668.09
06/30/04           12,076.28               10,613.56             11,084.88            9,860.24
07/31/04           12,195.98               10,413.75             10,810.35            9,487.37
08/31/04           12,428.62               10,477.09             10,825.19            9,526.44
09/30/04           12,462.34               10,632.74             10,952.94            9,672.88
10/31/04           12,566.85               10,747.72             11,049.74            9,831.75
11/30/04           12,466.61               11,037.23             11,369.91           10,288.79
12/31/04           12,581.32               11,312.75             11,687.20           10,655.40
01/31/05           12,660.32               11,167.02             11,528.34           10,371.60
02/28/05           12,585.59               11,325.00             11,649.37           10,599.91
03/31/05           12,520.95               11,169.08             11,507.66           10,420.62
04/30/05           12,690.41               11,034.86             11,393.72           10,194.22
05/31/05           12,827.70               11,287.90             11,705.15           10,580.49
06/30/05           12,897.65               11,369.01             11,763.41           10,654.40
07/31/05           12,780.23               11,621.65             12,038.04           11,091.50
08/31/05           12,944.07               11,655.27             12,083.81           10,985.76
09/30/05           12,810.73               11,701.47             12,091.01           11,081.88
10/31/05           12,709.35               11,517.75             11,845.82           10,874.33
11/30/05           12,765.56               11,797.37             12,129.33           11,297.34
12/31/05           12,886.92               11,900.70             12,196.03           11,307.48
01/31/06           12,887.65               12,184.78             12,405.89           11,685.27
02/28/06           12,930.43               12,169.54             12,373.60           11,706.05
03/31/06           12,803.55               12,288.04             12,414.57           11,908.39
04/30/06           12,780.34               12,422.02             12,487.65           12,037.59
05/31/06           12,766.70               12,175.72             12,154.75           11,652.19
06/30/06           12,793.76               12,168.44             12,176.58           11,672.81
07/31/06           12,966.76               12,225.24             12,143.89           11,661.88
08/31/06           13,165.26               12,460.35             12,307.34           11,947.16
09/30/06           13,280.90               12,639.98             12,563.08           12,214.60
10/31/06           13,368.76               12,934.44             12,809.58           12,654.29
11/30/06           13,523.85               13,183.60             13,006.77           12,929.63
12/31/06           13,445.37               13,281.10             13,094.77           13,084.47
01/31/07           13,439.85               13,424.33             13,297.18           13,333.52
02/28/07           13,647.09               13,373.10             13,235.57           13,114.80
03/31/07           13,647.51               13,487.84             13,315.85           13,251.30
04/30/07           13,721.10               13,875.77             13,652.06           13,780.65
05/31/07           13,617.11               14,173.91             13,890.95           14,282.85
06/30/07           13,576.83               14,041.48             13,752.92           14,015.36
07/31/07           13,690.08               13,802.12             13,441.57           13,537.39
08/31/07           13,857.88               13,913.69             13,566.11           13,731.71
09/30/07           13,963.01               14,306.78             13,891.00           14,232.33
10/31/07           14,088.43               14,558.36             14,132.51           14,493.41
11/30/07           14,341.79               14,217.05             13,694.22           13,840.93
12/31/07           14,382.07               14,148.00             13,579.87           13,757.18
01/31/08           14,623.66               13,680.28             13,162.91           12,923.34
02/29/08           14,643.96               13,502.29             12,916.52           12,521.94
03/31/08           14,693.92               13,399.10             12,759.15           12,447.75
04/30/08           14,663.22               13,843.32             13,102.44           13,070.25
05/31/08           14,555.69               13,996.24             13,359.91           13,338.01
06/30/08           14,543.93               13,256.28             12,610.23           12,237.35
07/31/08           14,532.06               13,088.40             12,389.17           12,139.75
08/31/08           14,669.98               13,138.16             12,427.62           12,328.29
09/30/08           14,472.94               12,145.56             11,360.97           11,169.14
10/31/08           14,131.32               10,588.94              9,646.65            9,188.18
11/30/08           14,591.29               10,106.55              9,007.42            8,462.87
12/31/08           15,135.68               10,444.73              9,171.94            8,624.77
01/31/09           15,002.13                9,961.25              8,642.79            7,900.98
02/28/09           14,945.51                9,316.92              7,927.45            7,073.31
03/31/09           15,153.27                9,835.11              8,335.32            7,692.89
04/30/09           15,225.72               10,512.57              9,059.70            8,502.44
05/31/09           15,336.16               11,039.97              9,992.46            8,956.10
06/30/09           15,423.38               11,066.34             10,246.61            8,986.62
07/31/09           15,672.16               11,731.25             10,819.22            9,686.10
08/31/09           15,834.43               12,045.19             11,231.09           10,032.20
09/30/09           16,000.77               12,430.33             11,833.73           10,452.51
10/31/09           16,079.77               12,285.00             11,864.18           10,183.67
11/30/09           16,287.95               12,742.33             12,219.39           10,762.35
12/31/09           16,033.35               12,883.84             12,476.76           11,069.05
01/31/10           16,278.27               12,663.50             12,405.00           10,670.03
02/28/10           16,339.06               12,888.74             12,630.54           11,031.77
03/31/10           16,318.97               13,378.92             13,110.34           11,727.06
04/30/10           16,488.85               13,543.12             13,337.63           11,980.14
05/31/10           16,627.60               12,850.63             12,666.10           11,033.74
06/30/10           16,888.34               12,541.62             12,345.18           10,399.44
07/31/10           17,068.52               13,150.05             12,908.70           11,121.39
08/31/10           17,288.15               12,867.23             12,668.68           10,597.87
09/30/10           17,306.57               13,596.60             13,391.80           11,598.49
10/31/10           17,368.20               13,941.75             13,738.41           12,051.73
11/30/10           17,268.37               13,867.34             13,675.39           12,121.30
12/31/10           17,082.16               14,417.05             14,162.37           12,943.00
01/31/11           17,102.04               14,619.28             14,395.41           13,225.69
02/28/11           17,144.82               14,945.91             14,776.74           13,707.21
03/31/11           17,154.29               14,978.72             14,895.00           13,769.04
04/30/11           17,372.05               15,377.60             15,310.53           14,178.87
05/31/11           17,598.75               15,276.08             15,225.29           14,017.09

                                   [END CHART]
                     Data from 5/31/01 to 5/31/11.

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

================================================================================

10  | USAA BALANCED STRATEGY FUND

================================================================================

                              TOP 5 STOCK HOLDINGS
                                  AS OF 5/31/11
                                (% of Net Assets)

iShares MSCI EAFE Index Fund* ............................................  9.0%
Vanguard MSCI Emerging Markets ETF .......................................  6.0%
Vanguard Dividend Appreciation ETF .......................................  2.6%
Exxon Mobil Corp. ........................................................  1.4%
International Business Machines Corp. ....................................  1.1%

                               TOP 5 BOND HOLDINGS
                                  AS OF 5/31/11
                                (% of Net Assets)

Texas Competitive Electric Holdings Co., LLC .............................  0.6%
CVS Caremark Corp. .......................................................  0.6%
Enbridge Energy Partners, LP .............................................  0.6%
StanCorp Financial Group, Inc. ...........................................  0.6%
J.P. Morgan Chase Commercial Mortgage Securities Corp. ...................  0.6%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with iShares Trust (iShares), the Fund may invest in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 15-37.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                       o ASSET ALLOCATION -- 5/31/2011* o

                         [PIE CHART OF ASSET ALLOCATION]

STOCKS                                                                     60.1%
BONDS                                                                      37.5%
MONEY MARKET INSTRUMENTS                                                    2.7%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA BALANCED STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

47.50% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2011, the Fund hereby designates the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $2,456,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 22, 2011

================================================================================

14  | USAA BALANCED STRATEGY FUND

================================================================================
PORTFOLIO OF INVESTMENTS

May 31, 2011

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (60.1%)
            COMMON STOCKS (39.4%)
            CONSUMER DISCRETIONARY (4.8%)
            ----------------------------
            ADVERTISING (0.1%)
   76,400   Interpublic Group of Companies, Inc.                                           $    912
                                                                                           --------
            APPAREL RETAIL (0.3%)
    1,522   DSW, Inc. "A"*                                                                       76
   22,600   Foot Locker, Inc.                                                                   564
   46,700   Hot Topic, Inc.                                                                     364
   16,200   Limited Brands, Inc.                                                                647
    4,100   Shoe Carnival, Inc.*                                                                112
    7,400   Stage Stores, Inc.                                                                  134
    4,400   TJX Companies, Inc.                                                                 233
                                                                                           --------
                                                                                              2,130
                                                                                           --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
   16,400   VF Corp.                                                                          1,635
                                                                                           --------
            AUTO PARTS & EQUIPMENT (0.2%)
   22,600   Autoliv, Inc.(a)                                                                  1,740
    4,200   Standard Motor Products, Inc.                                                        63
                                                                                           --------
                                                                                              1,803
                                                                                           --------
            AUTOMOTIVE RETAIL (0.0%)
    4,300   Pep Boys - Manny, Moe & Jack                                                         61
                                                                                           --------
            BROADCASTING (0.6%)
  157,500   CBS Corp. "B"                                                                     4,402
      900   Discovery Communications, Inc. "A"*                                                  39
                                                                                           --------
                                                                                              4,441
                                                                                           --------
            CABLE & SATELLITE (0.8%)
  208,200   Comcast Corp. "A"(c)                                                              5,255
   30,700   Virgin Media, Inc.(a)                                                             1,001
                                                                                           --------
                                                                                              6,256
                                                                                           --------
            CASINOS & GAMING (0.5%)
   27,500   Wynn Resorts Ltd.                                                                 4,029
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            DEPARTMENT STORES (0.9%)
   61,600   Dillard's, Inc. "A"(a)                                                         $  3,461
  120,500   Macy's, Inc.                                                                      3,480
                                                                                           --------
                                                                                              6,941
                                                                                           --------
            DISTRIBUTORS (0.0%)
    6,000   Core-Mark Holding Co., Inc.*                                                        214
                                                                                           --------
            FOOTWEAR (0.0%)
      900   Timberland Co. "A"*                                                                  29
                                                                                           --------
            GENERAL MERCHANDISE STORES (0.0%)
   35,500   Tuesday Morning Corp.*                                                              175
                                                                                           --------
            HOME IMPROVEMENT RETAIL (0.0%)
    3,000   Home Depot, Inc.                                                                    109
                                                                                           --------
            HOMEFURNISHING RETAIL (0.0%)
    5,500   Aaron's, Inc.                                                                       155
    2,800   Williams-Sonoma, Inc.                                                               110
                                                                                           --------
                                                                                                265
                                                                                           --------
            HOTELS, RESORTS, & CRUISE LINES (0.0%)
    3,900   Marcus Corp.                                                                         41
                                                                                           --------
            HOUSEWARES & SPECIALTIES (0.0%)
    5,400   Blyth, Inc.                                                                         246
                                                                                           --------
            INTERNET RETAIL (0.6%)
    8,400   Priceline.com, Inc.*                                                              4,328
                                                                                           --------
            LEISURE FACILITIES (0.0%)
    7,700   International Speedway Corp. "A"                                                    220
                                                                                           --------
            LEISURE PRODUCTS (0.0%)
   14,300   JAKKS Pacific, Inc.*                                                                284
                                                                                           --------
            MOVIES & ENTERTAINMENT (0.3%)
   38,700   AOL, Inc.*                                                                          796
   42,100   Time Warner, Inc.                                                                 1,534
                                                                                           --------
                                                                                              2,330
                                                                                           --------
            RESTAURANTS (0.2%)
    4,500   Chipotle Mexican Grill, Inc. "A"*                                                 1,301
                                                                                           --------
            SPECIALTY STORES (0.1%)
    5,300   Ulta Salon, Cosmetics & Fragrance, Inc.*                                            297
                                                                                           --------
            Total Consumer Discretionary                                                     38,047
                                                                                           --------

================================================================================

16  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            CONSUMER STAPLES (2.5%)
            ----------------------
            DISTILLERS & VINTNERS (0.0%)
    8,400   Constellation Brands, Inc. "A"*                                                $    184
                                                                                           --------
            DRUG RETAIL (0.0%)
    2,200   CVS Caremark Corp.                                                                   85
                                                                                           --------
            FOOD RETAIL (0.4%)
   72,300   Kroger Co.                                                                        1,794
    4,300   Safeway, Inc.                                                                       106
   17,000   Whole Foods Market, Inc.                                                          1,040
                                                                                           --------
                                                                                              2,940
                                                                                           --------
            HOUSEHOLD PRODUCTS (0.2%)
   10,400   Central Garden & Pet Co. "A"*                                                       105
   15,700   Colgate-Palmolive Co.                                                             1,374
                                                                                           --------
                                                                                              1,479
                                                                                           --------
            PACKAGED FOODS & MEAT (0.9%)
    5,600   B&G Foods, Inc. "A"                                                                 104
   31,500   ConAgra Foods, Inc.                                                                 801
   18,300   Hormel Foods Corp.                                                                  537
   16,000   J.M. Smucker Co.                                                                  1,269
   29,900   Smart Balance, Inc.*                                                                164
   30,600   Smithfield Foods, Inc.*                                                             641
  203,800   Tyson Foods, Inc. "A"                                                             3,876
                                                                                           --------
                                                                                              7,392
                                                                                           --------
            PERSONAL PRODUCTS (0.3%)
    3,700   Elizabeth Arden, Inc.*                                                              114
    7,500   Estee Lauder Companies, Inc. "A"                                                    769
   19,200   Herbalife Ltd.                                                                    1,080
                                                                                           --------
                                                                                              1,963
                                                                                           --------
            SOFT DRINKS (0.3%)
   66,000   Coca Cola Enterprises, Inc.                                                       1,907
   14,200   Dr. Pepper Snapple Group, Inc.                                                      585
                                                                                           --------
                                                                                              2,492
                                                                                           --------
            TOBACCO (0.4%)
    1,300   Lorillard, Inc.                                                                     150
   39,900   Philip Morris International, Inc.                                                 2,863
                                                                                           --------
                                                                                              3,013
                                                                                           --------
            Total Consumer Staples                                                           19,548
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            ENERGY (5.0%)
            ------------
            INTEGRATED OIL & GAS (4.1%)
   78,700   Chevron Corp.(c)                                                               $  8,257
   77,500   ConocoPhillips                                                                    5,675
  134,800   Exxon Mobil Corp.(c)                                                             11,252
   25,400   Hess Corp.                                                                        2,007
   90,500   Marathon Oil Corp.                                                                4,902
                                                                                           --------
                                                                                             32,093
                                                                                           --------
            OIL & GAS DRILLING (0.2%)
   48,500   Hercules Offshore, Inc.*                                                            303
   37,600   Patterson-UTI Energy, Inc.                                                        1,178
    6,900   Pioneer Drilling Co.*                                                               101
                                                                                           --------
                                                                                              1,582
                                                                                           --------
            OIL & GAS EQUIPMENT & SERVICES (0.1%)
    9,300   Seacor Holdings, Inc.                                                               927
                                                                                           --------
            OIL & GAS EXPLORATION & PRODUCTION (0.1%)
   19,400   Stone Energy Corp.*                                                                 626
   15,100   W&T Offshore, Inc.                                                                  391
                                                                                           --------
                                                                                              1,017
                                                                                           --------
            OIL & GAS REFINING & MARKETING (0.5%)
   19,200   CVR Energy, Inc.*                                                                   420
   14,900   Holly Corp.                                                                         928
   64,600   Tesoro Corp.*                                                                     1,576
   28,100   Valero Energy Corp.                                                                 773
                                                                                           --------
                                                                                              3,697
                                                                                           --------
            Total Energy                                                                     39,316
                                                                                           --------
            FINANCIALS (6.0%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
  179,420   American Capital Ltd.*                                                            1,776
    2,000   BlackRock, Inc. "A"                                                                 411
      900   Franklin Resources, Inc.                                                            117
                                                                                           --------
                                                                                              2,304
                                                                                           --------
            CONSUMER FINANCE (0.6%)
   82,100   Capital One Financial Corp.                                                       4,461
                                                                                           --------
            INVESTMENT BANKING & BROKERAGE (0.0%)
    7,700   BGC Partners, Inc. "A"                                                               64
                                                                                           --------

================================================================================

18  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (0.2%)
   53,900   American International Group, Inc.*                                            $  1,536
      900   American National Insurance Co.                                                      73
    7,100   Hartford Financial Services Group, Inc.                                             189
                                                                                           --------
                                                                                              1,798
                                                                                           --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.9%)
  159,900   JPMorgan Chase & Co.(c)                                                           6,914
                                                                                           --------
            PROPERTY & CASUALTY INSURANCE (1.1%)
   19,800   Allied World Assurance Co.                                                        1,200
   28,600   Chubb Corp.                                                                       1,876
      600   Erie Indemnity Co. "A"                                                               43
   29,100   Fidelity National Financial, Inc. "A"                                               465
      100   Markel Corp.*                                                                        41
   32,800   Progressive Corp.                                                                   710
    6,600   Stewart Information Services Corp.                                                   69
   69,900   Travelers Companies, Inc.                                                         4,340
                                                                                           --------
                                                                                              8,744
                                                                                           --------
            REGIONAL BANKS (1.5%)
   10,700   Associated Banc Corp.                                                               151
    6,200   Cathay General Bancorp                                                              101
  332,600   KeyCorp                                                                           2,817
    6,700   M&T Bank Corp.                                                                      592
    3,900   Pinnacle Financial Partners, Inc.*                                                   60
  274,200   Regions Financial Corp.                                                           1,936
  139,300   SunTrust Banks, Inc.                                                              3,918
   18,200   Susquehanna Bancshares, Inc.                                                        159
   64,500   Synovus Financial Corp.                                                             154
   74,800   Zions Bancorp.                                                                    1,782
                                                                                           --------
                                                                                             11,670
                                                                                           --------
            REINSURANCE (0.2%)
    2,200   Endurance Specialty Holdings Ltd.                                                    89
   19,400   Reinsurance Group of America, Inc. "A"                                            1,233
                                                                                           --------
                                                                                              1,322
                                                                                           --------
            REITs - RESIDENTIAL (0.0%)
    2,500   Post Properties, Inc.                                                               105
                                                                                           --------
            REITs - SPECIALIZED (0.9%)
   53,900   Ashford Hospitality Trust, Inc.                                                     769
   76,700   HCP, Inc.                                                                         2,910

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
   21,200   Hospitality Properties Trust                                                   $    523
   38,300   Rayonier, Inc.                                                                    2,543
                                                                                           --------
                                                                                              6,745
                                                                                           --------
            SPECIALIZED FINANCE (0.2%)
    4,600   CME Group, Inc.                                                                   1,315
    5,700   NASDAQ OMX Group, Inc.*                                                             145
   20,600   PHH Corp.*                                                                          432
                                                                                           --------
                                                                                              1,892
                                                                                           --------
            THRIFTS & MORTGAGE FINANCE (0.1%)
    6,100   Farmer Mac "C"(a)                                                                   116
   42,800   People's United Financial, Inc.                                                     572
                                                                                           --------
                                                                                                688
                                                                                           --------
            Total Financials                                                                 46,707
                                                                                           --------
            HEALTH CARE (5.4%)
            ------------------
            BIOTECHNOLOGY (0.8%)
   44,900   Biogen Idec, Inc.*                                                                4,253
   28,900   Cephalon, Inc.*                                                                   2,303
                                                                                           --------
                                                                                              6,556
                                                                                           --------
            HEALTH CARE DISTRIBUTORS (0.1%)
   22,900   Cardinal Health, Inc.                                                             1,040
                                                                                           --------
            HEALTH CARE FACILITIES (0.1%)
   29,400   Kindred Healthcare, Inc.*                                                           721
                                                                                           --------
            MANAGED HEALTH CARE (2.0%)
   14,800   Aetna, Inc.                                                                         647
   23,300   AMERIGROUP Corp.*                                                                 1,652
   45,600   CIGNA Corp.                                                                       2,275
   66,100   Coventry Health Care, Inc.*                                                       2,325
   19,000   Health Net, Inc.*                                                                   610
   34,200   Humana, Inc.*                                                                     2,754
      900   Magellan Health Services, Inc.*                                                      48
   99,200   UnitedHealth Group, Inc.                                                          4,856
    9,700   WellPoint, Inc.                                                                     758
                                                                                           --------
                                                                                             15,925
                                                                                           --------
            PHARMACEUTICALS (2.4%)
  150,400   Bristol-Myers Squibb Co.                                                          4,325
  115,800   Eli Lilly and Co.                                                                 4,456
   35,600   Forest Laboratories, Inc.*                                                        1,282
    3,900   Medicines Co.*                                                                       75
  112,000   Merck & Co., Inc.                                                                 4,116

================================================================================

20  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
   20,800   Par Pharmaceutical Companies, Inc.*                                            $    715
   33,000   Pfizer, Inc.                                                                        708
  106,800   ViroPharma, Inc.*                                                                 2,067
   25,900   Warner Chilcott plc "A"                                                             624
                                                                                           --------
                                                                                             18,368
                                                                                           --------
            Total Health Care                                                                42,610
                                                                                           --------
            INDUSTRIALS (4.2%)
            -----------------
            AEROSPACE & DEFENSE (1.3%)
   12,000   Ceradyne, Inc.*                                                                     537
    2,800   Ducommun, Inc.                                                                       55
   44,200   General Dynamics Corp.                                                            3,281
   19,500   Honeywell International, Inc.                                                     1,161
    1,150   Huntington Ingalls Industries, Inc.*                                                 42
   20,600   Lockheed Martin Corp.                                                             1,605
   55,000   Northrop Grumman Corp.(c)                                                         3,591
                                                                                           --------
                                                                                             10,272
                                                                                           --------
            AIR FREIGHT & LOGISTICS (0.2%)
   18,500   FedEx Corp.                                                                       1,732
                                                                                           --------
            AIRLINES (0.1%)
    8,400   Alaska Air Group, Inc.*                                                             568
   31,900   SkyWest, Inc.                                                                       492
                                                                                           --------
                                                                                              1,060
                                                                                           --------
            BUILDING PRODUCTS (0.0%)
    4,700   Gibraltar Industries, Inc.*                                                          61
                                                                                           --------
            COMMERCIAL PRINTING (0.0%)
    1,200   Consolidated Graphics, Inc.*                                                         66
    4,900   M&F Worldwide Corp.*                                                                104
                                                                                           --------
                                                                                                170
                                                                                           --------
            CONSTRUCTION & ENGINEERING (0.4%)
   20,800   Fluor Corp.                                                                       1,434
   10,100   Great Lakes Dredge & Dock Corp.                                                      61
   27,200   KBR, Inc.                                                                         1,015
    6,600   Layne Christensen Co.*                                                              195
    3,400   MasTec, Inc.*                                                                        72
    4,600   Northwest Pipe Co.*                                                                 120
    2,300   Tutor Perini Corp.                                                                   47
    8,500   URS Corp.*                                                                          374
                                                                                           --------
                                                                                              3,318
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.7%)
    2,400   Alamo Group, Inc.                                                              $     61
   47,900   Caterpillar, Inc.                                                                 5,068
      400   NACCO Industries, Inc. "A"                                                           39
   18,400   Titan International, Inc.                                                           506
                                                                                           --------
                                                                                              5,674
                                                                                           --------
            INDUSTRIAL CONGLOMERATES (0.7%)
    2,400   3M Co.                                                                              226
    4,600   Carlisle Companies, Inc.                                                            224
  111,600   General Electric Co.(c)                                                           2,192
   16,900   McDermott International, Inc.*                                                      359
       37   Seaboard Corp.                                                                       85
   40,100   Tyco International Ltd.                                                           1,979
                                                                                           --------
                                                                                              5,065
                                                                                           --------
            INDUSTRIAL MACHINERY (0.5%)
    1,500   Colfax Corp.*                                                                        34
   37,200   Dover Corp.                                                                       2,501
   21,700   Eaton Corp.                                                                       1,121
    1,000   Parker-Hannifin Corp.                                                                89
                                                                                           --------
                                                                                              3,745
                                                                                           --------
            TRADING COMPANIES & DISTRIBUTORS (0.3%)
   40,100   Aircastle Ltd.                                                                      503
   10,000   W.W. Grainger, Inc.                                                               1,511
                                                                                           --------
                                                                                              2,014
                                                                                           --------
            TRUCKING (0.0%)
    1,700   AMERCO*                                                                             154
      500   Dollar Thrifty Automotive Group, Inc.*                                               41
                                                                                           --------
                                                                                                195
                                                                                           --------
            Total Industrials                                                                33,306
                                                                                           --------
            INFORMATION TECHNOLOGY (7.0%)
            ----------------------------
            APPLICATION SOFTWARE (0.1%)
    2,200   ACI Worldwide, Inc.*                                                                 71
      900   Interactive Intelligence, Inc.*                                                      33
    6,100   Magma Design Automation, Inc.*                                                       43
   24,600   TIBCO Software, Inc.*                                                               691
                                                                                           --------
                                                                                                838
                                                                                           --------
            COMMUNICATIONS EQUIPMENT (0.5%)
   20,200   Comtech Telecommunications Corp.                                                    561
   22,000   EchoStar Corp. "A"*                                                                 741

================================================================================

22  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
   33,000   Motorola Solutions, Inc.*                                                      $  1,580
   14,000   Polycom, Inc.*                                                                      804
                                                                                           --------
                                                                                              3,686
                                                                                           --------
            COMPUTER HARDWARE (0.5%)
   10,000   Apple, Inc.*(c)                                                                   3,478
   40,900   Dell, Inc.*                                                                         658
    2,400   Silicon Graphics International Corp.*                                                43
                                                                                           --------
                                                                                              4,179
                                                                                           --------
            COMPUTER STORAGE & PERIPHERALS (0.3%)
   46,800   EMC Corp.*                                                                        1,332
    9,000   Imation Corp.*                                                                       88
   16,800   Lexmark International, Inc. "A"*                                                    500
   36,500   QLogic Corp.*                                                                       591
                                                                                           --------
                                                                                              2,511
                                                                                           --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
   24,700   Automatic Data Processing, Inc.                                                   1,361
   52,700   Computer Sciences Corp.                                                           2,102
    1,200   Fidelity National Information Services, Inc.                                         39
   27,700   Fiserv, Inc.*                                                                     1,787
    4,100   Global Payments, Inc.                                                               213
    7,600   Visa, Inc. "A"                                                                      616
                                                                                           --------
                                                                                              6,118
                                                                                           --------
            ELECTRONIC COMPONENTS (0.3%)
   11,900   AVX Corp.                                                                           187
   29,100   Corning, Inc.                                                                       586
   94,300   Vishay Intertechnology, Inc.*                                                     1,497
                                                                                           --------
                                                                                              2,270
                                                                                           --------
            ELECTRONIC MANUFACTURING SERVICES (0.0%)
    3,000   Molex, Inc.                                                                          82
    8,300   Multi-Fineline Electronix, Inc.*                                                    176
                                                                                           --------
                                                                                                258
                                                                                           --------
            INTERNET SOFTWARE & SERVICES (0.5%)
   33,600   EarthLink, Inc.                                                                     265
  110,200   IAC/InterActiveCorp.*                                                             4,053
                                                                                           --------
                                                                                              4,318
                                                                                           --------
            IT CONSULTING & OTHER SERVICES (1.1%)
    4,900   CACI International, Inc. "A"*                                                       313
   48,900   International Business Machines Corp.                                             8,260
                                                                                           --------
                                                                                              8,573
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            SEMICONDUCTOR EQUIPMENT (0.5%)
   97,200   Applied Materials, Inc.                                                        $  1,339
   33,700   GT Solar International, Inc.*                                                       430
   29,000   KLA-Tencor Corp.                                                                  1,250
   61,400   Photronics, Inc.*                                                                   617
                                                                                           --------
                                                                                              3,636
                                                                                           --------
            SEMICONDUCTORS (1.1%)
   84,900   Altera Corp.                                                                      4,083
   24,900   Analog Devices, Inc.                                                              1,025
   28,300   Cypress Semiconductor Corp.*                                                        663
   19,800   Fairchild Semiconductor International, Inc.*                                        357
   72,300   Intel Corp.                                                                       1,628
   66,400   Micron Technology, Inc.*                                                            677
                                                                                           --------
                                                                                              8,433
                                                                                           --------
            SYSTEMS SOFTWARE (0.8%)
   36,100   CA, Inc.                                                                            845
    5,700   Fortinet, Inc.*                                                                     276
    3,700   MICROS Systems, Inc.*                                                               189
    9,300   Microsoft Corp.(c)                                                                  233
    1,400   Opnet Technologies, Inc.                                                             55
  127,500   Oracle Corp.                                                                      4,363
                                                                                           --------
                                                                                              5,961
                                                                                           --------
            TECHNOLOGY DISTRIBUTORS (0.5%)
    5,500   Anixter International, Inc.                                                         372
   17,500   Arrow Electronics, Inc.*                                                            781
   16,300   Ingram Micro, Inc. "A"*                                                             310
   49,200   Tech Data Corp.*                                                                  2,331
                                                                                           --------
                                                                                              3,794
                                                                                           --------
            Total Information Technology                                                     54,575
                                                                                           --------
            MATERIALS (1.9%)
            ---------------
            COMMODITY CHEMICALS (0.1%)
   14,000   Georgia Gulf Corp.*                                                                 397
   11,600   Westlake Chemical Corp.                                                             650
                                                                                           --------
                                                                                              1,047
                                                                                           --------
            DIVERSIFIED CHEMICALS (0.9%)
   89,800   E.I. du Pont de Nemours & Co.                                                     4,786
    9,000   Eastman Chemical Co.                                                                953
   13,300   PPG Industries, Inc.                                                              1,180
                                                                                           --------
                                                                                              6,919
                                                                                           --------

================================================================================

24  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            DIVERSIFIED METALS & MINING (0.2%)
   30,700   Freeport-McMoRan Copper & Gold, Inc.                                           $  1,585
                                                                                           --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
    4,000   Scotts Miracle-Gro Co. "A"                                                          231
                                                                                           --------
            METAL & GLASS CONTAINERS (0.1%)
   12,700   Crown Holdings, Inc.*                                                               516
                                                                                           --------
            PAPER PACKAGING (0.1%)
   93,000   Boise, Inc.                                                                         785
                                                                                           --------
            PAPER PRODUCTS (0.3%)
    3,800   Buckeye Technologies, Inc.                                                           97
    4,900   Clearwater Paper Corp.*                                                             338
   13,300   Domtar Corp.                                                                      1,363
    6,500   KapStone Paper & Packaging Corp.*                                                   107
                                                                                           --------
                                                                                              1,905
                                                                                           --------
            SPECIALTY CHEMICALS (0.2%)
   14,700   Ferro Corp.*                                                                        192
    1,900   Kraton Performance Polymers, Inc.*                                                   73
      700   Minerals Technologies, Inc.                                                          48
   21,400   OM Group, Inc.*                                                                     798
    9,600   Rockwood Holdings, Inc.*                                                            505
      800   Stepan Co.                                                                           54
    4,600   W.R. Grace & Co.*                                                                   215
                                                                                           --------
                                                                                              1,885
                                                                                           --------
            Total Materials                                                                  14,873
                                                                                           --------
            TELECOMMUNICATION SERVICES (1.4%)
            --------------------------------
            ALTERNATIVE CARRIERS (0.0%)
  30,900    Vonage Holdings Corp.*                                                              148
                                                                                           --------
            INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
 101,000    AT&T, Inc.                                                                        3,187
 161,300    Verizon Communications, Inc.                                                      5,957
                                                                                           --------
                                                                                              9,144
                                                                                           --------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
 144,500    Sprint Nextel Corp.*                                                                845
  28,500    Telephone & Data Systems, Inc.                                                      932
   8,800    USA Mobility, Inc.                                                                  143
                                                                                           --------
                                                                                              1,920
                                                                                           --------
            Total Telecommunication Services                                                 11,212
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            UTILITIES (1.2%)
            ---------------
            ELECTRIC UTILITIES (0.4%)
   144,600  Duke Energy Corp.                                                              $  2,711
     9,700  PNM Resources, Inc.                                                                 160
                                                                                           --------
                                                                                              2,871
                                                                                           --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
   102,300  NRG Energy, Inc.*                                                                 2,533
                                                                                           --------
            MULTI-UTILITIES (0.5%)
   124,300  Ameren Corp.                                                                      3,693
                                                                                           --------
            Total Utilities                                                                   9,097
                                                                                           --------
            Total Common Stocks (cost: $272,346)                                            309,291
                                                                                           --------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
---------------------------------------------------------------------------------------------------
            PREFERRED SECURITIES (2.9%)

            CONSUMER STAPLES (0.4%)
            ----------------------
            AGRICULTURAL PRODUCTS (0.4%)
   30,000   Dairy Farmers of America, Inc., 7.88%, cumulative
               redeemable, perpetual(d)                                                       2,860
                                                                                           --------
            FINANCIALS (2.0%)
            ----------------
            DIVERSIFIED BANKS (0.1%)
    1,000   US Bancorp, 7.19%, perpetual                                                        854
                                                                                           --------
            LIFE & HEALTH INSURANCE (0.2%)
   65,000   Delphi Financial Group, Inc., 7.38%, perpetual                                    1,597
                                                                                           --------
            MULTI-LINE INSURANCE (0.3%)
       30   International Lease Finance Corp., 0.61%, perpetual(e)                            2,550
                                                                                           --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
  100,000   Citigroup Capital XIII, 7.88%, cumulative redeemable, perpetual                   2,797
                                                                                           --------
            PROPERTY & CASUALTY INSURANCE (0.0%)
   $1,000   Security Capital Assurance Ltd., 6.88%, perpetual*(e)                                 -
                                                                                           --------
            REGIONAL BANKS (0.1%)
       40   Susquehanna Capital I, 9.38%                                                      1,054
                                                                                           --------
            REINSURANCE (0.6%)
    1,500   Ram Holdings Ltd., 7.50%, non-cumulative, perpetual,
               acquired 1/23/2007-3/09/2007; cost $1,533*(f)                                    825

================================================================================

26  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                       MARKET
$(000)/                                                                                       VALUE
SHARES      SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
   $4,000   Swiss Re Capital I, LP, 6.85%, perpetual(d)                                    $  4,023
                                                                                           --------
                                                                                              4,848
                                                                                           --------
            REITs - OFFICE (0.3%)
  100,000   Commonwealth REIT, 7.25%, perpetual                                               2,470
                                                                                           --------
            Total Financials                                                                 16,170
                                                                                           --------
            INDUSTRIALS (0.4%)
            ------------------
            OFFICE SERVICES & SUPPLIES (0.4%)
    3,000   Pitney Bowes International Holdings, 6.13%, perpetual(d)                          2,942
                                                                                           --------
            UTILITIES (0.1%)
            ----------------
            ELECTRIC UTILITIES (0.1%)
   10,000   Southern California Edison, 6.50%, perpetual                                        998
                                                                                           --------
            Total Preferred Securities (cost: $23,404)                                       22,970
                                                                                           --------
            EXCHANGE-TRADED FUNDS (17.8%)
1,138,743   iShares MSCI EAFE Index Fund(c)                                                  70,670
    7,586   SPDR Trust Series 1                                                               1,023
  363,694   Vanguard Dividend Appreciation ETF                                               20,629
  967,401   Vanguard MSCI Emerging Markets ETF                                               47,509
                                                                                           --------
            Total Exchange-Traded Funds (cost: $136,030)                                    139,831
                                                                                           --------
            Total Equity Securities (cost: $431,780)                                        472,092
                                                                                           --------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE        MATURITY
---------------------------------------------------------------------------------------------------
            BONDS (37.5%)
            CORPORATE OBLIGATIONS (25.2%)
            CONSUMER STAPLES (0.6%)
            -----------------------
            DRUG RETAIL (0.6%)
$   4,648   CVS Caremark Corp.                                   6.30%       6/01/2037        4,603
                                                                                           --------
            ENERGY (1.5%)
            -------------
            OIL & GAS DRILLING (0.3%)
    2,500   Transocean, Inc.                                     1.50       12/15/2037        2,492
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                          COUPON                        VALUE
(000)       SECURITY                                             RATE        MATURITY         (000)
---------------------------------------------------------------------------------------------------
            OIL & GAS STORAGE & TRANSPORTATION (1.2%)
$   4,059   Enbridge Energy Partners, LP                         8.05%      10/01/2037     $  4,495
    1,000   Enterprise Products Operating, LP                    7.00        6/01/2067        1,009
    4,000   Southern Union Co.                                   7.20       11/01/2066        3,930
                                                                                           --------
                                                                                              9,434
                                                                                           --------
            Total Energy                                                                     11,926
                                                                                           --------
            FINANCIALS (18.9%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
    4,000   State Street Capital Trust IV                        1.31(g)     6/15/2037        3,402
                                                                                           --------
            CONSUMER FINANCE (0.9%)
    4,000   American Express Co.                                 6.80        9/01/2066        4,230
    3,000   Capital One Financial Corp.                          7.69        8/15/2036        3,098
                                                                                           --------
                                                                                              7,328
                                                                                           --------
            DIVERSIFIED BANKS (0.9%)
    1,000   Emigrant Bancorp, Inc.(d)                            6.25        6/15/2014          896
      500   FCB NC Capital Trust I                               8.05        3/01/2028          515
    2,000   USB Realty Corp.(d)                                  6.09                -(h)     1,745
    4,000   Wells Fargo Capital XIII                             7.70                -(h)     4,130
                                                                                           --------
                                                                                              7,286
                                                                                           --------
            INVESTMENT BANKING & BROKERAGE (0.9%)
    4,000   Goldman Sachs Capital II                             5.79                -(h)     3,360
    3,500   Schwab Capital Trust I                               7.50       11/15/2037        3,715
                                                                                           --------
                                                                                              7,075
                                                                                           --------
            LIFE & HEALTH INSURANCE (2.6%)
    4,000   Great-West Life & Annuity Insurance Co.(d)           7.15        5/16/2046        4,220
    4,000   Lincoln National Corp.                               7.00        5/17/2066        4,140
    1,000   MetLife Capital Trust X(d)                           9.25        4/08/2038        1,275
    1,000   MetLife, Inc.                                       10.75        8/01/2039        1,421
    2,000   Principal Financial Global Fund LLC                  0.81(g)     1/10/2031        1,621
    2,777   Prudential Financial, Inc.                           8.88        6/15/2038        3,402
    4,500   StanCorp Financial Group, Inc.(c)                    6.90        6/01/2067        4,454
                                                                                           --------
                                                                                             20,533
                                                                                           --------
            MULTI-LINE INSURANCE (1.8%)
    5,000   Genworth Financial, Inc.                             6.15       11/15/2066        3,888
    4,500   Glen Meadow(d)                                       6.51        2/12/2067        4,168
    2,000   ILFC E-Capital Trust II(d)                           6.25       12/21/2065        1,770
    4,000   Nationwide Mutual Insurance Co.(d)                   5.81       12/15/2024        3,913
                                                                                           --------
                                                                                             13,739
                                                                                           --------

================================================================================

28  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                          COUPON                        VALUE
(000)       SECURITY                                             RATE        MATURITY         (000)
---------------------------------------------------------------------------------------------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (1.5%)
$   2,000   BankAmerica Capital III                              0.85%(g)    1/15/2027     $  1,647
    1,500   BankBoston Capital Trust IV                          0.91(g)     6/08/2028        1,222
    1,000   First Republic Bank Corp.                            7.75        9/15/2012        1,059
    2,000   General Electric Capital Corp.                       6.38(g)    11/15/2067        2,085
    2,000   General Electric Capital Corp.                       6.38       11/15/2067        2,087
    2,100   JPMorgan Chase & Co. Capital XIII                    1.26(g)     9/30/2034        1,800
    2,500   JPMorgan Chase & Co. Capital XXI                     1.22(g)     2/02/2037        2,157
                                                                                           --------
                                                                                             12,057
                                                                                           --------
            PROPERTY & CASUALTY INSURANCE (4.3%)
    2,500   Alleghany Corp.                                      5.63        9/15/2020        2,621
    4,000   Allstate Corp.                                       6.13        5/15/2037        4,070
    3,000   BNSF Funding Trust I                                 6.61       12/15/2055        3,124
    4,000   Chubb Corp.                                          6.38        3/29/2067        4,260
    1,000   HSB Group, Inc.                                      1.19(g)     7/15/2027          808
    2,500   Ironshore Holdings, Inc.(d)                          8.50        5/15/2020        2,787
      538   OneBeacon U.S. Holdings, Inc.                        5.88        5/15/2013          564
    4,000   Progressive Corp.                                    6.70        6/15/2037        4,235
    1,000   PXRE Capital Trust I                                 8.85        2/01/2027          960
    3,000   QBE Insurance Group Ltd.(d)                          5.65        7/01/2023        2,936
    1,000   RLI Corp.(c)                                         5.95        1/15/2014        1,054
    2,500   Travelers Companies, Inc.                            6.25        3/15/2037        2,653
    3,500   White Mountains Re Group Ltd.(d)                     6.38        3/20/2017        3,654
                                                                                           --------
                                                                                             33,726
                                                                                           --------
            REGIONAL BANKS (4.4%)
    1,000   Allfirst Preferred Capital Trust                     1.78(g)     7/15/2029          884
    4,720   CoBank ACB(d)                                        0.91(g)     6/15/2022        4,219
    1,000   Cullen/Frost Bankers, Inc.(c)                        5.75        2/15/2017          986
    3,500   Fifth Third Capital Trust IV                         6.50        4/15/2037        3,500
      500   First Empire Capital Trust I                         8.23        2/01/2027          522
    1,000   First Maryland Capital Trust I                       1.28(g)     1/15/2027          853
    2,500   First Tennessee Bank, N.A.                           5.65        4/01/2016        2,689
    2,000   Fulton Capital Trust I                               6.29        2/01/2036        1,732
    1,000   Huntington Capital II "B"                            0.93(g)     6/15/2028          809
    3,000   Huntington Capital III                               6.65        5/15/2037        2,955
    4,000   KeyCorp Capital I                                    1.04(g)     7/01/2028        3,377
    2,000   Manufacturers & Traders Trust Co.                    5.63       12/01/2021        1,984
    1,000   National City Preferred Capital Trust I             12.00                -(h)     1,100
    2,000   PNC Preferred Funding Trust(d)                       6.52                -(h)     1,773
    1,000   Susquehanna Bancshares, Inc.                         2.09(g)     5/01/2014          907
    1,500   Susquehanna Capital II                              11.00        3/23/2040        1,635

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                          COUPON                        VALUE
(000)       SECURITY                                             RATE        MATURITY         (000)
---------------------------------------------------------------------------------------------------
$   1,000   TCF National Bank                                    5.50%       2/01/2016     $    979
    3,500   Webster Capital Trust IV                             7.65        6/15/2037        3,506
                                                                                           --------
                                                                                             34,410
                                                                                           --------
            REINSURANCE (0.6%)
    1,000   Alterra Finance, LLC                                 6.25        9/30/2020        1,047
    1,500   Max USA Holdings Ltd.(d)                             7.20        4/14/2017        1,564
    1,500   Platinum Underwriters Finance, Inc.(c)               7.50        6/01/2017        1,650
                                                                                           --------
                                                                                              4,261
                                                                                           --------
            REITs - RETAIL (0.4%)
    2,000   Developers Diversified Realty Corp.                  5.38       10/15/2012        2,072
    1,000   New Plan Excel Realty Trust, Inc.,
              acquired 2/20/2009; cost $340(f)                   7.68       11/02/2026          955
                                                                                           --------
                                                                                              3,027
                                                                                           --------
            REITs - SPECIALIZED (0.2%)
    1,500   Ventas Realty, LP                                    6.75        4/01/2017        1,600
                                                                                           --------
            Total Financials                                                                148,444
                                                                                           --------
            INDUSTRIALS (0.4%)
            ------------------
            AIRLINES (0.2%)
    1,091   America West Airlines, Inc. Pass-Through
              Trust (INS)                                        7.93        1/02/2019        1,128
                                                                                           --------
            INDUSTRIAL CONGLOMERATES (0.2%)
    2,000   Textron Financial Corp.(d)                           6.00        2/15/2067        1,750
                                                                                           --------
            Total Industrials                                                                 2,878
                                                                                           --------
            INFORMATION TECHNOLOGY (0.4%)
            -----------------------------
            SYSTEMS SOFTWARE (0.4%)
    3,000   Microsoft Corp.(d)                                   1.88(i)     6/15/2013        3,086
                                                                                           --------
            UTILITIES (3.4%)
            ----------------
            ELECTRIC UTILITIES (1.7%)
      668   Cedar Brakes II, LLC(d)                              9.88        9/01/2013          703
    2,000   FPL Group Capital, Inc.                              6.35       10/01/2066        2,002
    1,000   FPL Group Capital, Inc.                              6.65        6/15/2067        1,008
    1,000   FPL Group Capital, Inc.                              7.30(g)     9/01/2067        1,054
      213   Oglethorpe Power Corp.                               6.97        6/30/2011          213
    3,512   PPL Capital Funding, Inc.                            6.70        3/30/2067        3,490
    5,862   Texas Competitive Electric Holdings Co., LLC(j),(k)  4.74       10/10/2017        4,653
                                                                                           --------
                                                                                             13,123
                                                                                           --------

================================================================================

30  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                          COUPON                        VALUE
(000)       SECURITY                                             RATE        MATURITY         (000)
---------------------------------------------------------------------------------------------------
            MULTI-UTILITIES (1.7%)
$   2,500   Dominion Resources, Inc.                             7.50%       6/30/2066     $  2,653
    1,500   Dominion Resources, Inc.                             6.30        9/30/2066        1,485
    4,000   Wisconsin Energy Corp.                               6.25        5/15/2067        4,055
    4,042   Integrys Energy Group, Inc.                          6.11       12/01/2066        4,006
    1,325   Puget Sound Energy, Inc.                             6.97        6/01/2067        1,355
                                                                                           --------
                                                                                             13,554
                                                                                           --------
            Total Utilities                                                                  26,677
                                                                                           --------
            Total Corporate Obligations (cost: $171,763)                                    197,614
                                                                                           --------
            EURODOLLAR AND YANKEE OBLIGATIONS (2.7%)

            ENERGY (0.4%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.4%)
    3,500   TransCanada Pipelines Ltd.(c)                        6.35        5/15/2067        3,579
                                                                                           --------
            FINANCIALS (1.7%)
            -----------------
            DIVERSIFIED BANKS (0.0%)
    1,000   Landsbanki Islands hf, acquired 10/12/2007;
              cost $1,000(d),(e),(f),(l)                         7.43                -(h)         -
                                                                                           --------
            MULTI-LINE INSURANCE (1.4%)
    2,533   AXA S.A.                                             3.59(g)             -(h)     1,963
    1,500   AXA S.A.                                             3.68(g)             -(h)     1,147
    3,850   Oil Insurance Ltd.(d)                                7.56                -(h)     3,738
    4,000   ZFS Finance USA Trust II(d)                          6.45       12/15/2065        4,220
                                                                                           --------
                                                                                             11,068
                                                                                           --------
            PROPERTY & CASUALTY INSURANCE (0.3%)
    2,000   QBE Capital Funding III L.P.(d)                      7.25        5/24/2041        2,018
                                                                                           --------
            REGIONAL BANKS (0.0%)
    2,000   Glitnir Banki hf, acquired 9/11/2006 and 10/18/2006;
              cost $2,034(d),(e),(f),(l)                         7.45                -(h)         -
                                                                                           --------
            Total Financials                                                                 13,086
                                                                                           --------
            INDUSTRIALS (0.5%)
            ------------------
            INDUSTRIAL CONGLOMERATES (0.5%)
    4,000   Hutchison Whampoa, Ltd.(d)                           6.00                -(h)     4,113
                                                                                           --------
            MATERIALS (0.1%)
            ----------------
            DIVERSIFIED METALS & MINING (0.1%)
      571   Glencore Finance S.A.                                8.00                -(h)       581
                                                                                           --------
            Total Eurodollar and Yankee Obligations
              (cost: $23,225)                                                                21,359
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                          COUPON                        VALUE
(000)       SECURITY                                             RATE        MATURITY         (000)
---------------------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES (0.6%)

            FINANCIALS (0.6%)
            -----------------
            ASSET-BACKED FINANCING (0.6%)
$   1,500   Credit Acceptance Auto Loan Trust(d)                 5.68%       5/15/2017     $  1,549
      508   Prestige Auto Receivables Trust "A"(d)               5.67        4/15/2017          532
    2,000   SLM Student Loan Trust                               0.73        7/15/2036        1,625
      843   SLM Student Loan Trust                               0.82(g)    10/25/2038          692
            Total Financials                                                                  4,398
                                                                                           --------
            Total Asset-Backed Securities (cost: $4,073)                                      4,398
                                                                                           --------
            COMMERCIAL MORTGAGE SECURITIES (8.7%)

            FINANCIALS (8.7%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (8.7%)
    1,000   Banc of America Commercial Mortgage, Inc.            5.26(g)    11/10/2042          789
    1,205   Banc of America Commercial Mortgage, Inc.            4.95        7/10/2043        1,245
    3,000   Banc of America Commercial Mortgage, Inc.            5.81        7/10/2044        3,073
    2,000   Banc of America Commercial Mortgage, Inc.            5.77(g)     5/10/2045        2,066
    2,700   Banc of America Commercial Mortgage, Inc.            5.46        9/10/2045        2,644
    2,643   Banc of America Commercial Mortgage, Inc.(m)         5.18       10/10/2045        2,764
    1,000   Banc of America Commercial Mortgage, Inc.            5.68        7/10/2046        1,051
    2,429   Banc of America Commercial Mortgage, Inc.(m)         5.35(g)     9/10/2047        2,555
    2,827   Banc of America Commercial Mortgage, Inc.(d)         6.14        9/10/2047        3,004
    2,000   BCRR Trust(d)                                        5.86        7/17/2040        2,061
      130   Bear Stearns Commercial Mortgage Securities, Inc.    4.00        3/13/2040          132
    2,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.21        2/11/2041        1,921
    1,000   Citigroup Commercial Mortgage Trust                  5.40(g)     7/15/2044          993
    2,000   Citigroup Commercial Mortgage Trust                  6.10       12/10/2049        2,115
    3,000   Commercial Mortgage Loan Trust(c)                    6.02(g)    12/10/2049        2,930
    1,000   Commercial Mortgage Loan Trust                       5.54       12/11/2049          988
    3,000   Credit Suisse Commercial Mortgage Trust              6.43        2/15/2041        3,238
    1,000   Credit Suisse First Boston
              Mortgage Securities Corp.(d)                       5.02        1/15/2037          943
    1,000   Credit Suisse First Boston Mortgage
              Securities Corp.                                   5.10        8/15/2038        1,026
    1,303   G-Force, LLC(d)                                      5.16       12/25/2039        1,315
    1,000   GE Capital Commercial Mortgage Corp.                 5.33(g)    11/10/2045          634
    1,000   GE Capital Commercial Mortgage Corp.                 5.61       12/10/2049          935
    1,000   GMAC Commercial Mortgage Securities, Inc.            4.75        5/10/2043        1,032
    1,000   GMAC Commercial Mortgage Securities, Inc.(c)         4.81        5/10/2043          961

================================================================================

32  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                          COUPON                        VALUE
(000)       SECURITY                                             RATE        MATURITY         (000)
---------------------------------------------------------------------------------------------------
$   1,000   GS Mortgage Securities Corp. II(c)                   4.78%       7/10/2039     $    995
      498   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.(c)                                4.82        9/12/2037          504
    1,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   4.99        9/12/2037        1,016
    4,500   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.04       10/15/2042        4,429
    1,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.33(g)    12/15/2044          990
    1,000   J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                   5.33(g)    12/15/2044          961
    1,500   Merrill Lynch Mortgage Trust                         5.24(g)    11/12/2037        1,571
    2,000   Merrill Lynch Mortgage Trust                         5.24       11/12/2037        1,990
    1,000   Merrill Lynch Mortgage Trust                         5.10        7/12/2038          944
    3,000   Merrill Lynch Mortgage Trust                         5.14        7/12/2038        3,017
    3,000   Merrill Lynch Mortgage Trust                         5.67        5/12/2039        3,002
    2,500   Merrill Lynch Mortgage Trust                         5.01       10/12/2041        2,465
    1,000   ML-CFC Commercial Mortgage Trust                     5.42        8/12/2048          937
    1,500   ML-CFC Commercial Mortgage Trust                     6.16(g)     8/12/2049        1,514
      878   Morgan Stanley Capital I, Inc.                       5.15        8/13/2042          815
      723   Morgan Stanley Capital I, Inc.                       5.17        8/13/2042          713
    2,000   Morgan Stanley Capital I, Inc.                       4.77        7/15/2056        2,059
                                                                                           --------
            Total Financials                                                                 68,337
                                                                                           --------
            Total Commercial Mortgage Securities
              (cost: $55,123)                                                                68,337
                                                                                           --------
            MUNICIPAL BONDS (0.3%)

            CASINOS & GAMING (0.2%)
    2,000   Mashantucket (Western) Pequot Tribe,
              acquired 7/29/2005; cost $2,000(d),(f),(l)         5.91        9/01/2021          780
      760   Seneca Nation of Indians Capital
              Improvements Auth.                                 6.75       12/01/2013          753
                                                                                           --------
                                                                                              1,533
                                                                                           --------
            SPECIAL ASSESSMENT/TAX/FEE (0.1%)
      810   Erie County Tobacco Asset Securitization Corp.       6.00        6/01/2028          701
                                                                                           --------
            Total Municipal Bonds (cost: $3,545)                                              2,234
                                                                                           --------
            Total Bonds (cost: $257,729)                                                    293,942
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (2.7%)
            MONEY MARKET FUNDS (2.7%)
21,018,494  State Street Institutional Liquid Reserve Fund, 0.11%(n),(o)
              (cost: $21,019)                                                              $ 21,019
                                                                                           --------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH
            COLLATERAL FROM SECURITIES LOANED (0.5%)
            MONEY MARKET FUNDS (0.0%)
     7,404  Blackrock Liquidity Funds TempFund Portfolio, 0.10%(o)                                8
   148,262  Fidelity Institutional Money Market Portfolio, 0.16%(o)                             148
                                                                                           --------
            Total Money Market Funds                                                            156
                                                                                           --------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
---------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (0.5%)
    $1,904  Credit Suisse Securities, LLC, 0.11%, acquired on 5/31/2011 and due
              6/01/2011 at $1,904 (collateralized by $1,945 of Freddie Mac(p),(+),
              1.56%, due 3/21/2016; market value $1,947)                                      1,904
     2,077  Deutsche Bank Securities, Inc., 0.11%, acquired on 5/31/2011 and due 6/01/2011 at $2,077 (collateralized by $2,102 of
              Fannie Mae(p),(+), 1.00%, due 9/23/2013; market value $2,119)                   2,077
                                                                                           --------
            Total Repurchase Agreements                                                       3,981
                                                                                           --------
            Total Short-Term Investments Purchased With Cash
              Collateral From Securities Loaned (cost: $4,137)                                4,137
                                                                                           --------
            TOTAL INVESTMENTS (COST: $714,664)                                             $791,190
                                                                                           ========

---------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
---------------------------------------------------------------------------------------------------
            PURCHASED OPTIONS (0.1%)
      800   Put - iShares MSCI EAFE Index expiring July 16, 2011 at 60                           91
      100   Put - S&P 500 Index expiring July 16, 2011 at 1290                                  110
       50   Put - S&P 500 Index expiring July 16, 2011 at 1310                                   75
       50   Put - S&P 500 Index expiring June 18, 2011 at 1280                                   12
      100   Put - S&P 500 Index expiring June 18, 2011 at 1290                                   31
      100   Put - S&P 500 Index expiring June 18, 2011 at 1300                                   43
       60   Put - S&P 500 Index expiring June 18, 2011 at 1310                                   32
                                                                                           --------
            TOTAL PURCHASED OPTIONS (COST: $864)                                           $    394
                                                                                           ========

================================================================================

34  | USAA BALANCED STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER OF                                                                                     VALUE
CONTRACTS   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            WRITTEN OPTIONS (0.1%)
    (600)   Call - iShares MSCI EAFE Index expiring July 16, 2011 at 62                     $   (63)
    (200)   Call - iShares MSCI EAFE Index expiring June 18, 2011 at 63                          (7)
    (230)   Call - S&P 500 Index expiring June 18, 2011 at 1340                                (399)
     (40)   Call - S&P 500 Index expiring June 18, 2011 at 1350                                 (46)
    (100)   Call - S&P 500 Index expiring June 18, 2011 at 1360                                 (70)
     (80)   Call - S&P 500 Index expiring June 18, 2011 at 1380                                 (17)
    (800)   Put - iShares MSCI EAFE Index expiring June 18, 2011 at 54                           (5)
    (100)   Put - S&P 500 Index expiring July 16, 2011 at 1190                                  (27)
     (50)   Put - S&P 500 Index expiring July 16, 2011 at 1210                                  (17)
    (260)   Put - S&P 500 Index expiring June 18, 2011 at 1200                                  (14)
     (50)   Put - S&P 500 Index expiring June 18, 2011 at 1230                                   (4)
                                                                                            -------
            TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $569)                                 $  (669)
                                                                                            =======

---------------------------------------------------------------------------------------------------
                                                                                         Unrealized
NUMBER OF                                                              CONTRACT       APPRECIATION/
CONTRACTS                                               EXPIRATION       VALUE       (DEPRECIATION)
LONG/(SHORT)                                               DATE          (000)                (000)
---------------------------------------------------------------------------------------------------
            FUTURES (1.0%)(b)
        8   Russell 2000 Mini Index Futures              6/17/2011       $ 678             $     24
      102   S&P 500 E-Mini Index Futures                 6/17/2011       6,854                   88
                                                                                           --------
            TOTAL FUTURES                                                                  $    112
                                                                                           ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                                   VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $309,291            $      -         $    -      $309,291
  Preferred Securities                       1,054              19,366          2,550        22,970
  Exchange-Traded Funds                    139,831                   -              -       139,831
Bonds:
  Corporate Obligations                          -             197,614              -       197,614
  Eurodollar and Yankee Obligations              -              21,359              -        21,359
  Asset-Backed Securities                        -               4,398              -         4,398
  Commercial Mortgage Securities                 -              68,337              -        68,337
  Municipal Bonds                                -               2,234              -         2,234
Money Market Instruments:
  Money Market Funds                        21,019                   -              -        21,019
Short-Term Investments Purchased With
  Cash Collateral From Securities Loaned:
  Repurchase Agreements                          -               3,981              -         3,981
  Money Market Funds                           156                   -              -           156
Purchased Options                              394                   -              -           394
Futures*                                       112                   -              -           112
---------------------------------------------------------------------------------------------------
TOTAL                                     $471,857            $317,289         $2,550      $791,696
---------------------------------------------------------------------------------------------------

* Futures are valued at the unrealized appreciation/depreciation on the investment.

---------------------------------------------------------------------------------------------------
($ IN 000s)                                                   VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES              FOR IDENTICAL LIABILITIES              INPUTS         INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Written Options                             $(669)                  $-             $-        $(669)
---------------------------------------------------------------------------------------------------
Total                                       $(669)                  $-             $-        $(669)
---------------------------------------------------------------------------------------------------

================================================================================

36  | USAA BALANCED STRATEGY FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------------
                                                                                          PREFERRED
                                                                                         SECURITIES
---------------------------------------------------------------------------------------------------
Balance as of May 31, 2010                                                                   $2,400
Purchases                                                                                         -
Sales                                                                                             -
Transfers into Level 3                                                                            -
Transfers out of Level 3                                                                          -
Net realized gain (loss)                                                                        150
Change in net unrealized appreciation/depreciation                                                -
---------------------------------------------------------------------------------------------------
Balance as of May 31, 2011                                                                   $2,550
---------------------------------------------------------------------------------------------------

For the period of June 1, 2010, through May 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.8% of net assets at May 31, 2011.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated

================================================================================

38  | USAA BALANCED STRATEGY FUND

================================================================================

   by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

   REIT     Real estate investment trust

   SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

   (INS) Principal and interest payments are insured by AMBAC. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of May 31, 2011.

   (b) Cash with a value of $887,000 is segregated as collateral for initial margin requirements on open futures contracts.

   (c) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at May 31, 2011.

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (e) Security was fair valued at May 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (f) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2011, was $2,560,000, which represented 0.3% of the Fund's net assets.

   (g) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2011.

================================================================================

40  | USAA BALANCED STRATEGY FUND

================================================================================

   (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (i) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (j) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2011. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (k) At May 31, 2011, the aggregate market value of securities purchased on a delayed-delivery basis was $2,381,000.

   (l) Currently the issuer is in default with respect to interest and/or principal payments.

   (m) At May 31, 2011, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

   (n) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2011.

   (o) Rate represents the money market fund annualized seven-day yield at May 31, 2011.

   (p) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

       authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

42  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2011

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value
    (including securities on loan of $4,090) (cost of $714,664)                            $791,190
  Purchased options, at market value (cost of $864)                                             394
  Cash                                                                                          919
  Receivables:
    Capital shares sold                                                                       1,076
    USAA Investment Management Company (Note 6D)                                                357
    Dividends and interest                                                                    4,203
    Options sold                                                                                 88
    Other                                                                                         9
  Variation margin on futures contracts                                                         103
                                                                                           --------
      Total assets                                                                          798,339
                                                                                           --------
LIABILITIES
  Payables:
    Upon return of securities loaned                                                          4,158
    Securities purchased                                                                      6,907
    Capital shares redeemed                                                                     729
    Options purchased                                                                           184
  Written options, at market value (premiums received of $569)                                  669
  Accrued management fees                                                                       514
  Accrued transfer agent's fees                                                                  20
  Other accrued expenses and payables                                                           142
                                                                                           --------
      Total liabilities                                                                      13,323
                                                                                           --------
        Net assets applicable to capital shares outstanding                                $785,016
                                                                                           ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                          $762,151
  Accumulated undistributed net investment income                                             3,209
  Accumulated net realized loss on investments, options, and
    futures transactions                                                                    (56,412)
  Net unrealized appreciation of investments, options, and futures contracts                 76,068
                                                                                           --------
      Net assets applicable to capital shares outstanding                                  $785,016
                                                                                           ========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                                                 54,935
                                                                                           ========
  Net asset value, redemption price, and offering price per share                          $  14.29
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                                                $  7,528
  Interest                                                                                   18,741
  Securities lending (net)                                                                       65
                                                                                           --------
    Total income                                                                             26,334
                                                                                           --------
EXPENSES
  Management fees                                                                             5,112
  Administration and servicing fees                                                           1,008
  Transfer agent's fees                                                                       2,468
  Custody and accounting fees                                                                   190
  Postage                                                                                       134
  Shareholder reporting fees                                                                     67
  Trustees' fees                                                                                 13
  Registration fees                                                                              56
  Professional fees                                                                              93
  Other                                                                                          21
                                                                                           --------
      Total expenses                                                                          9,162
  Expenses reimbursed                                                                        (2,443)
                                                                                           --------
      Net expenses                                                                            6,719
                                                                                           --------
NET INVESTMENT INCOME                                                                        19,615
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Unaffiliated transactions                                                                41,927
    Affiliated transactions (Note 8)                                                             21
    Options                                                                                  (8,148)
    Futures transactions                                                                      1,111
  Change in net unrealized appreciation/depreciation of:
    Investments                                                                              69,802
    Options                                                                                    (649)
    Futures contracts                                                                           133
                                                                                           --------
      Net realized and unrealized gain                                                      104,197
                                                                                           --------
  Increase in net assets resulting from operations                                         $123,812
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

44  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                              2011             2010
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                   $ 19,615         $ 21,752
  Net realized gain on investments                                          41,948           20,536
  Net realized loss on options                                              (8,148)          (5,406)
  Net realized gain on futures transactions                                  1,111           13,310
  Change in net unrealized appreciation/depreciation of:
    Investments                                                             69,802           77,878
    Options                                                                   (649)            (236)
    Futures contracts                                                          133           (7,088)
                                                                          -------------------------
    Increase in net assets resulting from operations                       123,812          120,746
                                                                          -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    (20,048)         (21,571)
                                                                          -------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                199,392          120,358
  Reinvested dividends                                                      19,830           21,344
  Cost of shares redeemed                                                 (130,058)         (98,773)
                                                                          -------------------------
    Increase in net assets from capital share transactions                  89,164           42,929
                                                                          -------------------------
  Net increase in net assets                                               192,928          142,104
NET ASSETS
  Beginning of year                                                        592,088          449,984
                                                                          -------------------------
  End of year                                                             $785,016         $592,088
                                                                          =========================
Accumulated undistributed net investment income:
  End of year                                                             $  3,209         $  3,613
                                                                          =========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                               14,937           10,071
  Shares issued for dividends reinvested                                     1,533            1,845
  Shares redeemed                                                           (9,841)          (8,264)
                                                                          -------------------------
    Increase in shares outstanding                                           6,629            3,652
                                                                          =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of

================================================================================

46  | USAA BALANCED STRATEGY FUND

================================================================================

        the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    5.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    6. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

     8. Repurchase agreements are valued at cost, which approximates market value.

     9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation

================================================================================

48  | USAA BALANCED STRATEGY FUND

================================================================================

        of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, except U.S. Treasuries, valued based on methods discussed in Note A7, and repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities,

================================================================================

50  | USAA BALANCED STRATEGY FUND

================================================================================

    ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2011* (IN THOUSANDS)

                        ASSET DERIVATIVES                          LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------------
DERIVATIVES                                                         STATEMENT OF
NOT ACCOUNTED                                                       ASSETS AND
FOR AS HEDGING      STATEMENT OF ASSETS                             LIABILITIES
INSTRUMENTS         AND LIABILITIES LOCATION        FAIR VALUE      LOCATION             FAIR VALUE
---------------------------------------------------------------------------------------------------
Equity              Purchased options; Net            $506**        Written options       $(669)**
contracts           unrealized depreciation
                    of investments, options,
                    and futures contracts
---------------------------------------------------------------------------------------------------

  * For open derivative instruments as of May 31, 2011, see the portfolio of investments, which is also indicative of activity for the period-ended May 31, 2011.

 ** Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2011 (IN THOUSANDS)

DERIVATIVES NOT                                                                CHANGE IN UNREALIZED
ACCOUNTED FOR                                                                  APPRECIATION
AS HEDGING          STATEMENT OF                    REALIZED GAIN (LOSS)       (DEPRECIATION)
INSTRUMENTS         OPERATIONS LOCATION             ON DERIVATIVES             ON DERIVATIVES
---------------------------------------------------------------------------------------------------
Equity contracts    Net realized gain (loss)              $(7,037)                     $(516)
                    on options and futures
                    transactions/Change
                    in net unrealized
                    appreciation/depreciation of
                    options and futures contracts
---------------------------------------------------------------------------------------------------

================================================================================

52  | USAA BALANCED STRATEGY FUND

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2011, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $2,430,000.

================================================================================

54  | USAA BALANCED STRATEGY FUND

================================================================================

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2011, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2011, the Fund paid CAPCO facility fees of $2,000, which represents 1.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by $29,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2011, and 2010, was as follows:

                                                2011             2010
                                            ----------------------------
Ordinary income*                            $20,048,000      $21,571,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

56  | USAA BALANCED STRATEGY FUND

================================================================================

As of May 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  3,528,000

Accumulated capital and other losses                                (55,889,000)

Unrealized appreciation of investments                               75,522,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market of passive foreign investment corporations gains and losses.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended May 31, 2011, the Fund utilized capital loss carryovers of $33,497,000 to offset capital gains. At May 31, 2011, the Fund had capital loss carryovers of $55,889,000, for federal income tax purposes, which are not offset by subsequent capital gains, will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

          CAPITAL LOSS CARRYOVERS
-------------------------------------------
  EXPIRES                         BALANCE
-----------                     -----------
   2017                         $24,637,000
   2018                          31,252,000
                                -----------
                    Total       $55,889,000
                                ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year, ended May 31, 2011, the Fund did not incur any

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

income tax, interest, or penalties. As of May 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2011, were $995,019,000 and $929,123,000, respectively.

As of May 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $716,062,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2011, for federal income tax purposes, were $85,742,000 and $10,220,000, respectively, resulting in net unrealized appreciation of $75,522,000.

For the year ended May 31, 2011 transactions in written call and put options* were as follows:

                                                                                          PREMIUMS
                                                                  NUMBER OF               RECEIVED
                                                                  CONTRACTS                (000'S)
                                                                  ---------------------------------
Outstanding at May 31, 2010                                            297                 $   311
Options written                                                     31,203                   6,938
Options terminated in closing purchase transactions                (21,623)                 (5,479)
Options expired                                                     (7,367)                 (1,201)
                                                                  ---------------------------------
Outstanding at May 31, 2011                                          2,510                 $   569
                                                                  =================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income.

================================================================================

58  | USAA BALANCED STRATEGY FUND

================================================================================

The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2011, the Fund received securities-lending income of $65,000, which is net of the 20% income retained by ClearLend. As of May 31, 2011, the Fund loaned securities having a fair market value of approximately $4,090,000 and received cash collateral of $4,158,000 for the loans. Of this amount, $4,137,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $21,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                        +/- 0.04%
+/- 4.01% to 7.00%                        +/- 0.05%
+/- 7.01% and greater                     +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

60  | USAA BALANCED STRATEGY FUND

================================================================================

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $5,112,000, which included a 0.01% performance adjustment of $73,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement effective August 1, 2010, with QS Investors LLC (QS), under which QS directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that QS manages. For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to QS, of $347,000.

    Effective January 31, 2011, the Manager terminated its investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group). For the year ended May 31, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $57,000.

    Effective August 1, 2010, the Manager terminated its investment subadvisory agreement with Deutsche Investment Management Americas Inc. (DIMA), under which DIMA had directed the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager). For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to DIMA, of $59,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,008,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2011, the Fund reimbursed the Manager $21,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended May 31, 2011, the Fund incurred reimbursable expenses of $2,443,000, of which $357,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,468,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

================================================================================

62  | USAA BALANCED STRATEGY FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                             NET REALIZED
                                                        COST TO                 GAIN TO
    SELLER                  PURCHASER                  PURCHASER                 SELLER
------------------------------------------------------------------------------------------
USAA Balanced          USAA Intermediate-Term
  Strategy Fund          Bond Fund                      $880,000                 $21,000

(9) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MAY 31,
                                     ----------------------------------------------------------------------------
                                         2011              2010              2009             2008           2007
                                     ----------------------------------------------------------------------------
Net asset value at
  beginning of period                $  12.26          $  10.08          $  14.01         $  15.70       $  14.97
                                     ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .38               .47               .43              .38            .37
  Net realized and
    unrealized gain (loss)               2.05              2.18             (3.95)            (.96)          1.68
                                     ----------------------------------------------------------------------------
Total from investment
  operations                             2.43              2.65             (3.52)            (.58)          2.05
                                     ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.40)             (.47)             (.41)            (.38)          (.38)
  Realized capital gains                    -                 -              (.00)(a)         (.73)          (.94)
                                     ----------------------------------------------------------------------------
Total distributions                      (.40)             (.47)             (.41)           (1.11)         (1.32)
                                     ----------------------------------------------------------------------------
Net asset value at end of period     $  14.29          $  12.26          $  10.08         $  14.01       $  15.70
                                     ============================================================================
Total return (%)*                       20.21             26.63            (25.13)           (3.82)         14.28(b)
Net assets at end
 of period (000)                     $785,016          $592,088          $449,984         $622,186       $661,780
Ratios to average
  net assets:**
  Expenses (%)(c)                        1.00              1.00              1.00             1.00           1.00(b)
  Expenses, excluding
    reimbursements (%)(c)                1.36              1.38              1.42             1.26           1.26(b)
  Net investment income (%)              2.92              3.95              4.12             2.61           2.46
Portfolio turnover (%)                    145               110               115              185(d)         179

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period.
    Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2011, average net assets were $672,667,000.
(a) Represents less than $0.01 per share.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred.
    The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)         (.00%)(+)         (.00%)(+)        (.00%)(+)      (.01%)
    + Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

64  | USAA BALANCED STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2010, through May 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                         BEGINNING              ENDING               DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE         DECEMBER 1, 2010 -
                                      DECEMBER 1, 2010        MAY 31, 2011            MAY 31, 2011
                                      ----------------------------------------------------------------
Actual                                   $1,000.00             $1,113.30                 $5.27

Hypothetical
 (5% return before expenses)              1,000.00              1,019.95                  5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 11.33% for the six-month period of December 1, 2010, through May 31, 2011.

================================================================================

66  | USAA BALANCED STRATEGY FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  67

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

68  | USAA BALANCED STRATEGY FUND

================================================================================

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load

================================================================================

                                                       ADVISORY AGREEMENTS |  69

================================================================================

and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2010, and was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 20% of its performance universe for the one-year period ended December 31, 2010, was in the top 40% of its performance universe for the three-year period ended December 31, 2010, and was in the bottom 50% of its

================================================================================

70  | USAA BALANCED STRATEGY FUND

================================================================================

performance universe for the five-year period ended December 31, 2010. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance. The Board also noted the Fund's more recent improved performance over the one- and three-year periods.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the

================================================================================

                                                       ADVISORY AGREEMENTS |  71

================================================================================

fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

================================================================================

72  | USAA BALANCED STRATEGY FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser, the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

================================================================================

                                                       ADVISORY AGREEMENTS |  73

================================================================================

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

74  | USAA BALANCED STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of May 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

76  | USAA BALANCED STRATEGY FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

78  | USAA BALANCED STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

80  | USAA BALANCED STRATEGY FUND

================================================================================

TRUSTEES                               Christopher W. Claus
                                       Barbara B. Dreeben
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                         USAA Investment Management Company
INVESTMENT ADVISER,                    P.O. Box 659453
UNDERWRITER, AND                       San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "Products & Services"
SELF-SERVICE 24/7                      click "Investments," then
AT USAA.COM                            "Mutual Funds"

OR CALL                                Under "My Accounts" go to
(800) 531-USAA                         "Investments." View account balances,
        (8722)                         or click "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
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   26889-0711                                (C)2011, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31, 2011 and 2010 were $304,929 and $280,916, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

           APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    08/01/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    08/01/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    08/01/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.